UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2009

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Charming Shoppes, Inc.
(Exact name of registrant as specified in its charter)

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Pennsylvania	000-07258	23-1721355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 State Road, Bensalem, PA  19020
(Address of principal executive offices) (Zip Code)

(215) 245-9100
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously reported by Charming Shoppes, Inc. (“CSI”) on form 8-K, CSI and certain of its direct or indirect subsidiaries (collectively, “Charming”) entered into a series of transactions (the “Transactions”) with Alliance Data Systems Corporation (“ADS”) and certain of its subsidiaries on August 12, 2009 related to the credit card business and credit card operations of Charming.  The CSI subsidiaries involved in these transactions include Spirit of America National Bank (“SOANB”), Charming Shoppes Receivables Corp. (“CSRC”), Spirit of America Inc. (“SOAI”), Lane Bryant, Inc., Fashion Bug Retail Companies, Inc., Catherines Stores Corporation, Petite Sophisticate, Inc., Outlet Division Management Co., Inc., and Sierra Nevada Factoring, Inc.  The ADS subsidiaries involved in these transactions include World Financial Network National Bank (“WFNNB”) and ADS Alliance Data Systems, Inc. (“ADSI”).  The Transactions were approved by CSI, ADS, and their respective affiliates and are expected to close before the end of 2009, subject to required regulatory review and customary closing conditions.

One of the conditions to the closing on the Transactions is the approval of the Office of the Comptroller of the Currency (“OCC”) to the disposition of substantially all of the assets of SOANB.  On October 15, 2009 the OCC conditionally approved (i) the disposition of substantially all of the assets of SOANB and (ii) the merger of SOANB into its direct parent company, Fashion Services Corp., thereby terminating SOANB’s bank charter.  The OCC approval is conditional on the merger described in clause (ii) of the preceding sentence occurring within seven days after the disposition described in clause (i) of the preceding sentence.

The closing of the Transactions remains subject to other conditions precedent, including conditions relating to the transfer of rights and obligations of CSI subsidiaries to ADS subsidiaries and receipt of certain third-party consents.

Forward-looking Information

This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the benefits that are expected to be realized as a result of the transaction.  CSI intends forward looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “could,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties that could cause CSI’s actual results to differ materially from those anticipated by the forward-looking statements.  These risks and uncertainties include, but are not limited to, those described in CSI’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2009, in CSI's Quarterly Reports on Form 10-Q as filed with the SEC, and other factors as may periodically be described in other CSI filings with the SEC, which can be accessed via IDEA at www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: October 20, 2009	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

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